UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2004


                        CIT Equipment Collateral 2003-VT1
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     333-53688-01                 N/A
(State or other jurisdiction     (Commission File Number)     (IRS Employer
    of incorporation)                                        Identification No.)


                       c/o The Bank of New York (Delaware)
                          White Clay Center, Route 273
                             Newark, Delaware 19711
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (302) 451-2500



                                       N/A
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS.

(c). Exhibits.

         The following are filed herewith. The exhibit numbers correspond with items 601(b) of Regulation S-K.

EXHIBIT NO.                         DESCRIPTION
99.1                                Pool Data Report


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CIT EQUIPMENT COLLATERAL 2003-EF1


                                            By: CIT FINANCIAL USA, INC.,
                                             as Servicer


                                            By:  /s/ Barbara Callahan
                                                 -------------------------
                                                 Name:  Barbara Callahan
                                                 Title: Vice President




Dated:   October 12, 2004

Exhibit 99.1 - Pool Data Report


CIT EQUIPMENT COLLATERAL 2003-VT1
COMPOSITION OF CONTRACT POOL
AT JUNE 30, 2004


                                                                 WEIGHTED            WEIGHTED            AVERAGE
                                             CURRENT             AVERAGE              AVERAGE            REQUIRED
                         NUMBER              REQUIRED            ORIGINAL            REMAINING           PAYOFF
                           OF                 PAYOFF               TERM                TERM               AMOUNT
                        CONTRACTS             AMOUNT              (RANGE)             (RANGE)            (RANGE)
                        ---------             ------              -------             -------            -------

                        57,951              $499,988,981        47.81 months        28.24 months          $8,628
                                                             (16 to 84 months)   (0 to 69 months)    ($0 to $2,191,045)

TYPE OF CONTRACT
at June 30, 2004


                                            % OF
                                            TOTAL                                  % OF
                        NUMBER              NUMBER             REQUIRED          REQUIRED
                          OF                  OF                PAYOFF            PAYOFF
TYPE OF CONTRACT       CONTRACTS           CONTRACTS            AMOUNT            AMOUNT
----------------       ---------           ---------            ------            ------
True Leases             31,783               54.84%           363,817,838         72.77%
Finance Leases          26,168               45.1             136,171,143         27.23
                        ------              ------            -----------        ------
Total                   57,951              100.00%           499,988,981        100.00%
                        ======              ======            ===========        ======


CIT EQUIPMENT COLLATERAL 2003-VT1
GEOGRAPHICAL DISTRIBUTION
(BASED ON OBLIGOR BILLING ADDRESS)
AT JUNE 30, 2004





                                             % OF
                                             TOTAL                                 % OF
                               NUMBER        NUMBER            REQUIRED           REQUIRED
                                 OF            OF               PAYOFF             PAYOFF
STATE                        CONTRACTS      CONTRACTS           AMOUNT             AMOUNT
-----                        ---------      ---------           ------             ------
Alabama                        629           1.09%            4,342,362             0.87%
Alaska                         123           0.21             1,518,778             0.30
Arizona                      2,226           3.84            16,507,158             3.30
Arkansas                       333           0.57             1,892,930             0.38
California                   6,897          11.90            48,861,495             9.77
Colorado                     1,419           2.45             7,326,767             1.47
Connecticut                    932           1.61             7,915,373             1.58
Delaware                       204           0.35             1,630,051             0.33
District of Columbia           330           0.57             4,757,951             0.95
Florida                      4,157           7.17            23,401,375             4.68
Georgia                      1,819           3.14            16,977,963             3.40
Hawaii                         135           0.23               552,990             0.11
Idaho                          189           0.33               840,854             0.17
Illinois                     1,518           2.62            16,957,436             3.39
Indiana                        818           1.41             6,743,394             1.35
Iowa                           348           0.60             1,524,214             0.30
Kansas                         347           0.60             6,353,464             1.27
Kentucky                       456           0.79             1,962,997             0.39
Louisiana                      594           1.03             3,273,449             0.65
Maine                          106           0.18               532,570             0.11
Maryland                     1,197           2.07            11,171,010             2.23
Massachusetts                1,931           3.33            18,336,970             3.67
Michigan                     2,019           3.48            24,950,023             4.99
Minnesota                      993           1.71            12,186,658             2.44
Mississippi                    306           0.53             1,592,436             0.32
Missouri                       898           1.55             6,385,294             1.28
Montana                        159           0.27               559,767             0.11
Nebraska                       162           0.28             1,650,005             0.33
Nevada                         345           0.60             2,438,410             0.49
New Hampshire                  292           0.50             2,125,960             0.43
New Jersey                   3,166           5.46            44,617,347             8.92
New Mexico                     269           0.46             1,364,843             0.27
New York                     5,268           9.09            48,935,494             9.79
North Carolina               1,437           2.48             8,066,164             1.61
North Dakota                    66           0.11               524,433             0.10
Ohio                         1,616           2.79            16,831,510             3.37
Oklahoma                       473           0.82             4,775,643             0.96
Oregon                         746           1.29             3,897,722             0.78
Pennsylvania                 2,510           4.33            22,620,404             4.52
Rhode Island                   185           0.32             1,337,031             0.27
South Carolina                 622           1.07             2,940,692             0.59
South Dakota                   112           0.19               400,680             0.08
Tennessee                    1,174           2.03             8,019,846             1.60
Texas                        4,273           7.37            44,143,134             8.83
Utah                           255           0.44             1,228,393             0.25
Vermont                        156           0.27               559,617             0.11
Virginia                     1,509           2.60            13,759,370             2.75
Washington                   1,134           1.96             8,317,861             1.66
West Virginia                  225           0.39             1,107,906             0.22
Wisconsin                      761           1.31            10,934,988             2.19
Wyoming                        112           0.19               335,796             0.07
                            ------         ------           -----------           ------
Total                       57,951         100.00%          499,988,981           100.00%
                            ======         ======           ===========           ======


CIT EQUIPMENT COLLATERAL 2003-VT1
PAYMENT STATUS
AT JUNE 30, 2004




                                                      % OF
                                                      TOTAL                             % OF
                                      NUMBER          NUMBER         REQUIRED          REQUIRED
                                        OF              OF            PAYOFF            PAYOFF
DAYS DELINQUENT                      CONTRACTS       CONTRACTS        AMOUNT            AMOUNT
---------------                      ---------       ---------        ------            ------

Current, including 1 to 30 day
 delinquent contracts                 55,879          96.42%       488,802,658           97.76%
31-60 days delinquent                  1,118           1.93          6,442,121            1.29
61-90 days delinquent                    400           0.69          1,962,910            0.39
91-120 days delinquent                   235           0.41          1,279,508            0.26
Over 120 days delinquent                 319           0.55          1,501,784            0.30
     ---                              ------         ------        -----------          ------
Total                                 57,951         100.00%       499,988,981          100.00%
                                      ======         ======        ===========          ======

EQUIPMENT TYPE
AT JUNE 30, 2004

                                                       % OF
                                                       TOTAL                               % OF
                                       NUMBER          NUMBER        REQUIRED             REQUIRED
                                        OF              OF            PAYOFF               PAYOFF
TYPE OF EQUIPMENT                    CONTRACTS       CONTRACTS        AMOUNT               AMOUNT
-----------------                    ---------       ---------        ------               ------

Computers                             42,517           73.37%        215,590,663           43.12%
Telecommunications                     7,787           13.44         166,939,532           33.39
General Office Equipment/Copiers       4,261            7.35          61,672,097           12.33
Software                                 405            0.70          34,234,687            6.85
Automotive                             2,783            4.80          19,749,278            3.95
Other (1)                                198            0.34           1,802,724            0.36
      --                              ------          ------         -----------          ------
Total                                 57,951          100.00%        499,988,981          100.00%

(1) Includes $63,975 as the largest and $9,105 as the average Required Payoff Amount

CIT EQUIPMENT COLLATERAL 2003-VT1
REQUIRED PAYOFF AMOUNT
AT JUNE 30, 2004



                                                      % OF
                                                      TOTAL                                 % OF
                                       NUMBER         NUMBER         REQUIRED              REQUIRED
                                         OF             OF            PAYOFF                PAYOFF
REQUIRED PAYOFF AMOUNT                CONTRACTS      CONTRACTS        AMOUNT                AMOUNT
----------------------                ---------      ---------        ------                ------

0.01 - 5,000.00                       42,799           73.85%     $ 78,196,304             15.64%
5,000.01 - 10,000.00                   7,059           12.18        49,307,865              9.86
10,000.01 - 15,000.00                  2,518            4.35        30,662,830              6.13
15,000.01 - 25,000.00                  2,283            3.94        43,811,391              8.76
25,000.01 - 50,000.00                  1,769            3.05        60,588,458             12.12
50,000.01 - 100,000.00                   893            1.54        61,187,125             12.24
100,000.01 - 150,000.00                  247            0.43        30,196,701              6.04
150,000.01 - 250,000.00                  187            0.32        35,098,997              7.02
250,000.01 - 500,000.00                  109            0.19        35,611,815              7.12
500,000.01 - 1,000,000.00                 64            0.11        45,205,014              9.04
1,000,000.01 - 2,000,000.00               21            0.04        25,918,062              5.18
2,000,000.01 - 2,191,045.00                2            0.00         4,204,420              0.84
                                      ------          ------       -----------            ------
Total                                 57,951          100.00%     $499,988,981            100.00%
                                      ======          ======      ============            ======

REMAINING TERM
AT JUNE 30, 2004

                                                       % OF
                                                      TOTAL                                 % OF
                                       NUMBER         NUMBER         REQUIRED              REQUIRED
                                         OF             OF            PAYOFF                PAYOFF
REMAINING TERMS OF CONTRACTS          CONTRACTS      CONTRACTS        AMOUNT                AMOUNT
----------------------------          ---------      ---------        ------                ------
(MONTHS)

0- 12                                 12,951           22.35%       39,761,898              7.95%
13- 24                                26,767           46.19       187,599,285             37.52
25- 36                                11,072           19.11        98,090,047             19.62
37- 48                                 7,133           12.31       170,918,790             34.18
49- 60                                    15            0.03           850,509              0.17
61- 72                                    13            0.02         2,768,452              0.55
                                      ------          ------       -----------            ------
Total                                 57,951          100.00%     $499,988,981            100.00%
                                      ======          ======      ============            ======


CIT EQUIPMENT COLLATERAL 2003-VT1
TYPES OF OBLIGOR
AT JUNE 30, 2004





                                                                    % OF
                                                                    TOTAL                           % OF
                                                      NUMBER        NUMBER         REQUIRED        REQUIRED
                                                        OF            OF            PAYOFF          PAYOFF
TYPE OF OBLIGOR                                      CONTRACTS     CONTRACTS        AMOUNT          AMOUNT
---------------                                      ---------     ---------        ------          ------

Services Organizations (1)                            21,517        37.13%        213,365,434        42.67%
Manufacturing                                          5,229         9.02          92,648,135        18.53
Finance, Insurance, & Real Estate (Financial Inst      6,126        10.57          45,937,749         9.19
Wholesale Trade                                        3,338         5.76          28,193,602         5.64
Medical /Healthcare Organizations                      2,584         4.46          26,116,234         5.22
Retail Trade                                           3,771         6.51          24,092,345         4.82
Other (2)                                              9,724        16.78          21,291,785         4.26
Communications & Utilities                               594         1.03          13,077,594         2.62
Construction                                           2,294         3.96           9,624,079         1.92
Transportation                                         1,163         2.01           9,324,744         1.86
Printing & Publishing                                    601         1.04           7,809,317         1.56
Government                                               250         0.43           4,587,835         0.92
Resources & Agriculture                                  760         1.31           3,920,128         0.78
                                                      ------       ------         -----------       ------
Total                                                 57,951       100.00%        499,988,981       100.00%
                                                      ======       ======         ===========       ======


(1) Primarily: Business Services (21.7%); Engineering, Accounting and Research
(18.4%); Miscellaneous Service Organization (17.3%); Automotive Repair, Service and Parts (10.6%): and Legal Services (7.1%).
(2) Includes $73,885 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 4.26% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 4.03% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.23% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

OBLIGOR CONCENTRATION


                                                                                                  % OF
                                                NUMBER        % OF TOTAL       REQUIRED         REQUIRED
OBLIGORS (INCLUDING CONTRACTS SECURING            OF           NUMBER OF        PAYOFF           PAYOFF
VENDOR LOANS )                                 CONTRACTS      CONTRACTS         AMOUNT           AMOUNT
--------------                                 ---------      ---------         ------           ------

Top 5 Obligors                                    161           0.28%         $30,166,948         6.03%


' The Top 5 obligors conduct business in the Services (2.50%) and  Manufacturing industries (3.54%).


CIT EQUIPMENT TRUST 2003-VT1
SCHEDULED PAYMENTS FROM THE CONTRACTS
AT JUNE 30, 2004



COLLECTION               SCHEDULED                   COLLECTION            SCHEDULED
  PERIOD                 CASHFLOWS                     PERIOD              CASHFLOWS

Positive Rent Due      4,191,246.29

July-2004              21,403,298.55                 June-2007            4,659,127.03
August-2004            23,661,104.49                 July-2007            4,149,265.81
September-2004         24,295,685.35               August-2007            3,490,880.31
October-2004           24,696,926.78            September-2007            3,029,473.22
November-2004          22,623,315.31              October-2007            2,569,225.53
December-2004          22,598,508.75             November-2007            1,936,926.50
January-2005           22,632,026.50             December-2007            1,556,211.37
February-2005          20,858,348.85              January-2008            1,038,897.71
March-2005             20,161,674.57             February-2008              695,060.22
April-2005             20,543,327.25                March-2008              345,866.46
May-2005               19,162,995.70                April-2008              118,688.19
June-2005              18,692,871.01                  May-2008               95,425.14
July-2005              19,226,835.98                 June-2008               64,655.60
August-2005            17,832,387.26                 July-2008               63,777.59
September-2005         17,114,002.39               August-2008               61,725.40
October-2005           15,618,526.42            September-2008               60,272.79
November-2005          14,141,571.08              October-2008               58,494.54
December-2005          12,697,588.78             November-2008               58,260.24
January-2006           11,402,935.12             December-2008               58,260.24
February-2006          10,212,379.83              January-2009               58,260.24
March-2006              8,551,063.51             February-2009               58,260.24
April-2006              8,180,870.41                March-2009               58,100.64
May-2006                7,971,408.47                April-2009               58,001.06
June-2006               7,769,851.04                  May-2009               55,312.22
July-2006               7,662,185.65                 June-2009               48,713.62
August-2006             7,630,437.92                 July-2009               24,483.07
September-2006          7,485,709.40               August-2009                5,836.42
October-2006            7,270,120.03            September-2009                3,275.63
November-2006           7,125,659.32              October-2009                3,275.63
December-2006           6,884,053.07             November-2009                3,275.63
January-2007            6,674,894.32             December-2009                  585.75
February-2007           6,430,741.02              January-2010                  585.75
March-2007              6,145,730.11             February-2010                  587.75
April-2007              5,684,111.86                March-2010                       -
May-2007                5,083,233.25
